Zevenbergen Genea Fund
Schedule of Investments
As of September 30, 2020 (Unaudited)

Number of
Shares		Value
	COMMON STOCKS ― 98.0%
	CONSUMER DISCRETIONARY ― 41.3%
1,675	Amazon.com, Inc. (a)	$5,274,123
31,100	Chegg, Inc. (a)	2,221,784
29,100	Chewy, Inc. (a)	1,595,553
17,710	Etsy, Inc. (a)	2,154,067
3,630	MercadoLibre, Inc. (a)	3,929,402
6,885	Netflix, Inc. (a)	3,442,706
40,160	Peloton Interactive, Inc. (a)	3,985,478
16,675	Tesla, Inc. (a)	7,153,742
8,465	The Trade Desk, Inc. (a)	4,391,473
56,550	Uber Technologies, Inc. (a)	2,062,944
		36,211,272
	CONSUMER STAPLES ― 2.1%
11,400	Beyond Meat, Inc. (a)	1,893,084

	FINANCIALS ― 1.4%
24,315	Lemonade, Inc. (a)	1,208,942

	HEALTH CARE ― 1.0%
15,700	GoodRx Holdings, Inc. (a)	872,920

	INDUSTRIALS ― 9.2%
18,050	Axon Enterprise, Inc. (a)	1,637,135
14,700	Bill.com Holdings Inc. (a)	1,474,557
27,500	Square, Inc. (a)	4,470,125
25,300	Virgin Galactic Holdings, Inc. (a)	486,519
		8,068,336
	REAL ESTATE ― 5.9%
50,590	Zillow Group, Inc. Class C (a)	5,139,438

	TECHNOLOGY ― 37.1%
6,500	Coupa Software Incorporated (a)	1,782,560
18,700	Datadog, Inc. (a)	1,910,392
31,420	EverQuote, Inc. (a)	1,214,069
5,850	Facebook, Inc. Class A (a)	1,532,115
6,690	MongoDB, Inc. (a)	1,548,802
8,165	NVIDIA Corporation	4,419,061
12,450	Okta, Inc. (a)	2,662,433
55,130	Pinterest, Inc. (a)	2,288,446
4,100	ServiceNow, Inc. (a)	1,988,500
4,690	Shopify Inc. (a)	4,797,729
9,950	Twilio Inc. (a)	2,458,546
6,600	Unity Software, Inc. (a)	576,048
11,450	Zoom Video Communications, Inc. (a)	5,382,760
		32,561,461

	TOTAL COMMON STOCKS
	(Cost $40,408,290)	$85,955,453

	SHORT-TERM INVESTMENTS ― 0.9%
750,933	First American U.S. Treasury Money Market Fund, Class Z, 0.02% (b)	750,933
	TOTAL SHORT-TERM INVESTMENTS (Cost $750,933)	$750,933

	TOTAL INVESTMENTS ― 98.9% (Cost $41,159,223)	86,706,386
	Other Assets in Excess of Liabilities ― 1.1%	968,941
	TOTAL NET ASSETS ― 100.0%	$87,675,327

(a)	Non Income Producing.
(b)	Variable rate security. The rate disclosed is the annualized seven-day effective yield as of September 30, 2020.

Valuation of Investments (Unaudited)

The Zevenbergen Genea Fund (“The Fund”) follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). The inputs or methodology used in determining the value of the Fund’s investments are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad categories as defined below:

Level 1 - Quoted prices in active markets for identical securities.  An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Significant unobservable inputs, including the Fund’s own assumptions in determining fair value of investments.

Equity Securities that are traded on a national securities exchange are stated at the last reported sales price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as

Level 1 of the fair value hierarchy.

Short-term investments classified as money market instruments are valued at NAV. These investments are categorized as Level 1 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund’s consolidated investments in each category investment type as of September 30, 2020:

Zevenbergen Genea Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$85.955.453	$-	$-	$85.955.453
Short-Term Investments	750.933	-	-	750.933
Total	$86.706.386	$-	$-	$86.706.386

Please refer to the Schedule of Investments for further classification.